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[TECH TEAM LOGO]                                                    NEWS RELEASE
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                                                              NASDAQ/NM - "TEAM"



FOR IMMEDIATE RELEASE, January 13, 2003

TECHTEAM GLOBAL ADDS G. TED DERWA AND JUSTICE CONRAD L. MALLETT, JR. TO ITS BOARD OF DIRECTORS

BOARD EXPANDED TO NINE MEMBERS

SOUTHFIELD, MICHIGAN, January 13, 2003...TECHTEAM GLOBAL, INC., (Nasdaq: TEAM), a global provider of information technology and business process outsourcing support services, today announced the expansion of its Board of Directors to nine members, and that G. Ted Derwa and Justice Conrad L. Mallett, Jr. have been elected to its Board of Directors effective January 21, 2003.

Mr. Derwa retired from Ford Motor Company (NYSE: F) in 1999 after thirty-six years in senior executive positions. His most recent position was Director of Ford Motor Company's Technical Services Office. In this capacity, he had global responsibility for Ford Motor's data centers, telecommunications, office automation, engineering workstations, and advanced information technology design and research.

Justice Mallett is a former Justice and Chief Justice of the Michigan Supreme Court, where he served from 1990 through 1998. He is currently President and General Counsel of the Hawkins Food Group, a privately held company, which owns and operates restaurant franchises. Previous to this position, he was Chief Operating Officer of the City of Detroit, and General Counsel and Chief Administrative Officer of the Detroit Medical Center.

Commenting on the appointments Wallace D. Riley, TechTeam's Chairman of the Board of Directors, stated: "Mr. Derwa and Justice Mallett add depth and balance to our Board of Directors. Ted's knowledge of the information technology and business process outsourcing industries and his familiarity with our customer base will have an immediate impact on TechTeam's ability to deliver on its business plan. Justice Mallett will bring a new perspective to the board, and we look forward to the addition of his experience and business acumen."

                                    - More -




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27335 West 11 Mile Road, Southfield, Michigan 48034 - Telephone (248) 357-2866 -
Fax (248) 357-2570 - www.techteam.com

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[TECH TEAM LOGO]                                                    NEWS RELEASE
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TECHTEAM GLOBAL, INC. is a global provider of information technology and business process outsourcing services. The Company's ability to integrate computer services into a flexible, total single point of contact solution is a key element of its success. Partnerships with some of the world's
"best-in-class" corporations provide TechTeam with unparalleled experience and expertise in providing the following IT support solutions: help desk/call center services, technical staffing, systems integration, and training programs. For information about TechTeam Global, Inc. and its outstanding services call 1-800-522-4451.

SAFE HARBOR STATEMENT
With the exception of statements regarding historical matters and statements regarding the Company's current status, certain matters discussed herein are forward-looking and involve substantial risks and uncertainties. Factors that could cause or contribute to such material differences include impact of business with major clients and competition and other factors as described in the Company's filings with the United States Securities and Exchange Commission. The forward-looking statements made by the Company in the press release are accurate as of this date. The Company is under no obligation to update these forward-looking statements.



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CONTACTS:

TECHTEAM GLOBAL, INC.                     TECHTEAM GLOBAL, INC.
Wallace D. Riley                          William F. Coyro, Jr.
Chairman of the Board of Directors        President and Chief Executive Officer
(313) 962-8255                            (248) 357-2866
                                          wcoyro@techteam.com



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27335 West 11 Mile Road, Southfield, Michigan 48034 - Telephone (248) 357-2866 -
Fax (248) 357-2570 - www.techteam.com